                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                MULTEX.COM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                     22-3253344
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


33 Maiden Lane, 5th Floor, New York, New York     10038
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(Address of Principal Executive Offices)        (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-70693.


     Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                        Name of Each Exchange on Which
     to be Registered                           Each Class is to be Registered
     ----------------                           ------------------------------

           None                                             None


     Securities to be registered pursuant to Section 12(g) of the Act:



              Title of Each Class
                to be Registered
                ----------------
     Common Stock, par value $.01 per share
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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Common Stock, par value $.01 per share, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-70693), as filed with the Securities and Exchange Commission on January 15, 1999, as amended from time to time, is hereby incorporated by reference.

Item 2.  Exhibits.


 Number                                    Description
---------                                  -----------
      1.1  Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-70693)).
      3.1  Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form
           S-1 (File No. 333-70693)).
      3.2  Form of Second Amended and Restated Certificate of Incorporation to be in
           effect upon completion of this offering (incorporated by reference to
           Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File
           No. 333-70693)).
      3.3  Bylaws (incorporated by reference to Exhibit 3.3 to the Registrant's
           Registration Statement on Form S-1 (File No. 333-70693)).
      3.4  Form of Amended and Restated Bylaws to be in effect upon completion of this offering (incorporated by reference to Exhibit 3.4 to the Registrant's
           Registration Statement on Form S-1 (File No. 333-70693)).
      3.5  Form of Certificate of Amendment of Amended and Restated Certificate of
           Incorporation to be in effect immediately prior to completion of this offering (incorporated by reference to Exhibit 3.5 to the Registrant's
           Registration Statement on Form S-1 (File No. 333-70693)).
      3.6  Certificate of Amendment of Amended and Restated Certificate of
           Incorporation authorizing change of name to Multex.com, Inc. (incorporated by reference to Exhibit 3.6 to the Registrant's Registration Statement on
           Form S-1 (File No. 333-70693)).
      4.1  Specimen common stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1(Form 333-70693)).
     10.1  Fourth Amended and Restated Registration Rights Agreement, dated as of
           December 15, 1998 (incorporated by reference to Exhibit 10.7 to the
           Registrant's Registration Statement on Form S-1 (File No. 333-70693)).


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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    MULTEX.COM, INC.
                                    (Registrant)


Date: March 2, 1999            By:   /s/ Isaak Karaev
                                       ----------------
                                         Isaak Karaev
                                         President, Chief Executive
                                         Officer and Chairman of the
                                         Board of Directors

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